UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

July 16, 2013
(Date of Report - Date of Earliest Event Reported)

First Cash Financial Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-19133 (Commission File Number)	75-2237318 (IRS Employer Identification No.)

690 East Lamar Blvd., Suite 400, Arlington, Texas 76011
(Address of principal executive offices, including zip code)

(817) 460-3947
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

First Cash Financial Services, Inc. ("the Company") has issued a press release announcing its financial results for the three and six month periods ended June 30, 2013. The Company's press release dated July 17, 2013 announcing the results is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety into this Item 2.02.

The information provided in this Item 2.02 shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by the specific reference in such filing.

Item 3.01 Notice of Delisting or Failure to Satisfy Listing Rule or Standard; Transfer of Listing.

As disclosed under Item 5.02 of this Form 8-K, Ambassador Jorge Montaño informed the Company's Board of Directors (the "Board") of his resignation from the Board effective July 16, 2013. As a result of Ambassador Montaño's resignation, the Company has received notification from NASDAQ that it is no longer in compliance with NASDAQ Listing Rule 5605(c)(2)(A) as of such date, which requires that the Audit Committee of the Company be composed of at least three members. In accordance with NASDAQ Listing Rule 5605(c)(4)(B), the Company has until the earlier of its next annual meeting of stockholders or July 16, 2014, to regain compliance with Listing Rule 5605(c)(2)(A). The Company intends to initiate a process to identify and replace Ambassador Montaño's position on the Board and the Audit Committee within the permitted time frame.

Item 5.02 Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Ambassador Jorge Montaño, who is one of four current directors of the Company, informed the Board of his resignation from the Board effective July 16, 2013. Ambassador Montaño’s decision to resign is not the result of any disagreement with the Company. He is accepting a diplomatic appointment to represent Mexico as its ambassador to the United Nations in New York. The Company intends to initiate a process to identify and replace Ambassador Montaño’s position on the Board. Ambassador Montaño provided a letter of resignation which is attached as exhibit 17.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

17.1	Ambassador Jorge Montaño Letter of Resignation
99.1	Press Release dated July 17, 2013 announcing the Company's financial results for the three and six month periods ended June 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 19, 2013	FIRST CASH FINANCIAL SERVICES, INC.
(Registrant)

/s/ R. DOUGLAS ORR
R. Douglas Orr
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Document
17.1	Ambassador Jorge Montaño Letter of Resignation
99.1	Press release dated: July 17, 2013

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